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                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Sponsors and Trustee of
Defined Asset Funds--Equity Income Fund--Second Exchange Series--AT&T Shares

We consent to the use in this Post-Effective Amendment No. 14 to Registration Statement No. 2-87566 of our opinion dated September 14, 1998 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
September 25, 1998